UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012

Commission File No. 333-138916

 Sabine Pass LNG, L.P.
(Exact name of registrant as specified in its charter)

Delaware	20-0466069
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
(713) 375-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On October 16, 2012, Cheniere Energy Partners, L.P. (the “Partnership”) issued a press release announcing that Sabine Pass LNG, L.P., a wholly owned subsidiary of the Partnership, closed a private placement of $420 million aggregate principal amount of its 6.5% Senior Secured Notes due 2020. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.

Item 9.01        Financial Statements and Exhibits.
d)    Exhibits

Exhibit No.	Description

99.1*	Press release dated October 16, 2012.
_________________
* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LNG, L.P.

Date: October 16, 2012	By:	SABINE PASS LNG-GP, LLC,
its general partner

	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated October 16, 2012.
_________________
* Furnished herewith